Investor Presentation Nasdaq: UBSH February/March 2018

Certain statements in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, or the “Securities Act,” and Section 21E of the Exchange Act. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions and future performance and involve known and unknown risks, many of which are beyond our control and which may cause our actual results, performance or achievements or the commercial banking industry or economy generally, to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through our use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for our future business and financial performance and/or the performance of the commercial banking industry and economy in general. Forward-looking statements may include, without limitation: • projections of revenues, expenses, income, income per share, net interest margins, asset growth, loan production, asset quality, deposit growth and other performance measures; • statements regarding the anticipated benefits from or other effects of the merger between Union and Xenith; • statements regarding expansion of operations, including branch openings, entrance into new markets, development of products and services, and execution of strategic initiatives; and • discussions of the future state of the economy, competition, regulation, taxation, our business strategies, subsidiaries, investment risk and policies. Forward-looking statements are subject to various risks and uncertainties, which change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Actual future performance, outcomes and results may differ materially from those expressed in or contemplated by these forward-looking statements due to certain risks, uncertainties and assumptions, many of which are beyond our ability to control or predict. Certain factors that may affect our future results include, but are not limited to: • the possibility that any of the anticipated benefits of the merger of Xenith with and into the Company, with the Company surviving, will not be realized or will not be realized within the expected time period, the businesses of the Company and Xenith may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, the expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame, revenues following the merger may be lower than expected, or customer and employee relationships and business operations may be disrupted by the merger; • future adjustments to the preliminary unaudited financial information for the three- and twelve-month periods ended December 31, 2017 or the pro forma financial information included in this presentation; • changes in interest rates; • general economic and financial market conditions; • the Company’s ability to manage its growth or implement its growth strategy; • the incremental cost and/or decreased revenues associated with exceeding $10 billion in assets; • levels of unemployment in the Bank’s lending area; • real estate values in the Bank’s lending area; • an insufficient allowance for loan losses; • the quality or composition of the Company’s loan or investment portfolios; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of the Company’s credit processes and management of the Company’s credit risk; • demand for loan products and financial services in the Company’s market area; • the Company’s ability to compete in the market for financial services; • technological risks and developments, and cyber attacks or events; • performance by the Company’s counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • legislative or regulatory changes and requirements; • the impact of the federal Tax Cuts and Jobs Act (the “Tax Act”) signed into law on December 22, 2017, including, but not limited to, the effect of the lower federal corporate income tax rate, including on the valuation of our tax assets and liabilities; • any future refinements to our preliminary analysis of the impact of the Tax Act on us; • changes in the effect of the Tax Act due to issuance of interpretive regulatory guidance or enactment of corrective or supplemental legislation; • monetary and fiscal policies of the U.S. government including policies of the U.S. Department of the Treasury and the Federal Reserve; • accounting principles and guidelines; and • the risks outlined in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and in other annual, quarterly and current reports that we may file with the Securities and Exchange Commission. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described in the forward-looking statements. Forward- looking statements included herein should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this presentation. Except as required by law, we undertake no obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. The factors discussed herein are not intended to be a complete summary of all risks and uncertainties that may affect our businesses. Though we strive to monitor and mitigate risk, we cannot anticipate all potential economic, operational and financial developments that may adversely impact our operations and our financial results. Forward-looking statements should not be viewed as predictions and should not be the primary basis upon which investors evaluate an investment in our securities. Forward Looking Statements 2

Unaudited Pro Forma Financial Information The unaudited pro forma financial information included herein is presented for informational purposes only and does not necessarily reflect the financial results of the combined company had the companies actually been combined during periods presented. The adjustments included in this unaudited pro forma financial information are preliminary and may be significantly revised and may not agree to actual amounts finally recorded by Union. This financial information does not reflect the benefits of the merger’s expected cost savings and expense efficiencies, opportunities to earn additional revenue, potential impacts of current market conditions on revenues or asset dispositions, among other factors, and includes various preliminary estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been completed on the date or at the beginning of the period indicated or which may be attained in the future. Non-GAAP Financial Measures Union reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Union’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. This presentation has been prepared primarily for security analysts and investors to serve as a convenient and useful reference document. Any offers to sell, solicitations of offers to buy or sales of securities, if any, will be made in accordance with the requirements of the Securities Act of 1933, as amended. About Union Bankshares Corporation Headquartered in Richmond, Virginia, Union Bankshares Corporation (Nasdaq: UBSH) is the holding company for Union Bank & Trust. Union Bank & Trust has 150 branches, 39 of which are operated as Xenith Bank, a division of Union Bank & Trust of Richmond, Virginia, and approximately 220 ATMs located throughout Virginia, and in portions of Maryland and North Carolina. Union Bank & Trust also operates Shore Premier Finance, a specialty marine lender. Non-bank affiliates of the holding company include: Union Mortgage Group, Inc., which provides a full line of mortgage products, Old Dominion Capital Management, Inc., which provides investment advisory services, and Union Insurance Group, LLC, which offers various lines of insurance products. Additional Information 3

UNION

Our Company

Highlights (pro forma 12/31/17)(1)

$13.0 billion in assets	**$9.6 billion** in loans
$2.5 billion market capitalization	**$9.4 billion** in customer deposits (2)

- Largest regional banking company headquartered in **Virginia**
- **Statewide Virginia footprint** of 141 branches in all major markets
- **#1** regional bank deposit market share in Virginia
- Positioned for growth with organic and acquisition opportunities throughout the region
- **Strong balance sheet** and capital levels
- Committed to **top-tier financial performance**
- New and highly experienced management team



Maryland
Baltimore
Washington
Fredericksburg
Staunton
Charlottesville
Roanoke
Richmond
Virginia
Norfolk
Virginia Beach
Greensboro
Raleigh
Asheville
North Carolina
Charlotte
UBSH (150)
UBSH LPO (2)

Pricing data as of 1/22/18

(1) Unaudited balance sheet figures as of 12/31/17 shown on a pro forma basis, inclusive of preliminary estimated purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 12/31/17

(2) Excludes brokered deposits

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Investment Highlights Source: SNL Financial and FDIC deposit data (1) Excludes branches with deposits greater than $1.0 billion (2) Under federal corporate tax rate of 21.0% The Right Scale The Right Markets The Right Team The Right Targets • Largest Virginia headquartered regional banking company ($13 billion in assets) • #1 deposit market share ranking in Virginia among Virginia-based banks (1) • Operating with a statewide Virginia footprint of 141 branches in all major markets with 9 additional branches in North Carolina and Maryland • Diversified business model • Uniquely positioned in one of the most attractive markets in the U.S. • Xenith acquisition accelerated growth in the attractive Hampton Roads market • C&I platform primed for growth, with an opportunity to leverage platform and commercial deposit gathering expertise across our footprint • New management team led by John Asbury (25+ years of banking experience) • Experienced executives with a proven track record from larger institutions and experience in M&A integration • Union is an attractive destination for top tier talent, leading to successful recruiting efforts and an improved competitive position • Focus on top tier performance metrics and profitability to drive upside – Committed to realizing cost savings and achieving business synergy opportunities – Operating Targets (2): ROA: 1.3% - 1.5% / ROTCE: 15% - 17% / Efficiency Ratio: < 55% 5

UNION

Virginia's Bank

Virginia: All Banks

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$27,452	16.8 %	275
2	BB&T Corp.	23,236	14.2	327
3	Bank of America Corp.	18,010	11.0	131
4	SunTrust Banks Inc.	16,551	10.1	190
5	**Union Bankshares Corp.**	**8,902**	**5.4**	**141**
6	United Bankshares Inc.	7,062	4.3	70
7	TowneBank	6,093	3.7	32
8	Capital One Financial Corp.	6,017	3.7	55
9	PNC Financial Services Group Inc.	3,833	2.3	96
10	Carter Bank & Trust	3,428	2.1	87
	Top 10 Banks	**$120,584**	**73.7 %**	**1,404**
	All Institutions in Market	**$163,549**	**100.0 %**	**2,349**

Virginia: Banks Headquartered in VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	**Union Bankshares Corp.**	**$8,902**	**16.2 %**	**141**
2	TowneBank	6,093	11.1	32
3	Capital One Financial Corp.	6,017	10.9	55
4	Carter Bank & Trust	3,428	6.2	87
5	Burke & Herbert Bank & Trust Co.	2,343	4.3	25
6	Access National Corp.	2,201	4.0	15
7	Southern National Bancorp of Virginia Inc.	1,721	3.1	41
8	First Bancorp Inc.	1,243	2.3	20
9	C&F Financial Corp.	1,129	2.0	26
10	National Bankshares Inc.	1,062	1.9	25
	Top 10 Virginia Banks	**$34,138**	**62.0 %**	**467**
	All Virginia Institutions in Market	**$55,104**	**100.0 %**	**949**

Statewide branch footprint brings unique franchise value

Money BEST BANKS 2017-2018

VIRGINIA'S BEST BANK

Source: SNL Financial and FDIC deposit data
Deposit data as of 6/30/17; pro forma for announced transactions
Note: Excludes branches with deposits greater than $1.0 billion

6

Diversity Supports Growth In Virginia Northern Virginia Richmond • State Capital, Fortune 500 headquarters (6), VCU & VCU Medical Center • $2.6 billion in-market deposits and total deposit market share of 11.4% • Nation’s capital, Defense and security contracts, Associations (lobbyists), High-Tech • Only two branches in Virginia’s largest market Roanoke - Blacksburg • Virginia Tech, Healthcare, Fortune 500 headquarters (1), Retail • $1.1 billion in-market deposits and total deposit market share of 10.3% Virginia Beach - Norfolk • Military, Shipbuilding, Fortune 500 headquarters (3), Tourism • $1.2 billion in-market deposits and total deposit market share of 4.9% Fredericksburg • Defense and security contractors, Healthcare, Retail, Real Estate development • $997 million in-market deposits and total deposit market share of 23.5% Charlottesville • University of Virginia, High-tech and professional businesses, Real Estate development • $497 million in-market deposits and total deposit market share of 10.2% Source: SNL Financial Deposit data as of 6/30/17; pro forma for announced transactions; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and Stafford counties; all other markets per MSA definitions in SNL 7

Among The Most Attractive Markets in USA Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Statista.com, U.S. News & World Report; Forbes, U.S. Small Business Administration, USA Today Unemployment data as of 11/17/17, and GDP data as of 11/21/17 2018 Median HHI ($) 2018 Population (mm) # State HHI ($) # State Population (mm) 1 District of Columbia $82,192 1 California 39.7 2 Maryland 81,294 2 Texas 28.5 3 Hawaii 80,637 3 Florida 21.1 4 Alaska 79,735 4 New York 19.8 5 New Jersey 78,317 5 Pennsylvania 12.8 6 Massachusetts 77,248 6 Illinois 12.8 7 Connecticut 76,633 7 Ohio 11.6 8 New Hampshire 75,742 8 Georgia 10.5 9 Virginia 71,167 9 North Carolina 10.3 10 California 71,061 10 Michigan 9.9 11 Washington 69,697 11 New Jersey 9.0 12 Utah 69,694 12 Virginia 8.5 13 Colorado 69,546 13 Washington 7.4 14 Minnesota 68,744 14 Arizona 7.1 15 New York 66,418 15 Massachusetts 6.9 GDP ($bn) Fortune 500 Companies # State GDP ($bn) # State # of Companies 1 California $2,717 1 New York 54 2 Texas 1,678 2 California 53 3 New York 1,539 3 Texas 50 4 Florida 965 4 Illinois 36 5 Illinois 812 5 Ohio 25 6 Pennsylvania 742 6 Virginia 23 7 Ohio 647 7 New Jersey 21 8 New Jersey 586 8 Pennsylvania 21 9 Georgia 551 9 Connecticut 18 10 North Carolina 539 10 Minnesota 18 11 Massachusetts 523 11 Michigan 17 12 Michigan 511 12 Florida 17 13 Virginia 508 13 Georgia 17 14 Washington 500 14 Massachusetts 13 15 Maryland 393 15 North Carolina 12 ranked Virginia the 5th Best State for Business • 3rd in Labor Supply • 2nd in Regulatory Environment • 14th in Growth Prospects  Virginia has the 20th lowest Unemployment Rate of any state ranked Virginia #11 for Economic Opportunity • 11th lowest Poverty Rate • Virginia is home to 706,626 Small Businesses ranked Virginia 10th of America’s Best States to Live In  8th most educated state in America and home to more than 10 elite colleges and universities 8

Fourth Quarter Financial Highlights Net Interest Margin (GAAP / FTE) Net Income (Loss) & EPS Efficiency Ratio (GAAP / FTE) Loan Growth (2) Deferred Tax Asset Writedown (3) ROA & ROE / ROTCE • 13.5% • $57.2 million 9 Data as of or for the three months ended 12/31/17 (1) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations; non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in "Appendix – Reconciliation of Non-GAAP Disclosures" (2) Growth rates calculated as annualized Q4 results (3) Writedown related to the Tax Cuts and Jobs Act, which was enacted December 22, 2017, and among other things, permanently lowers the federal corporate income tax rate from 35% to 21% • $15.2 million • $0.35 • $22.8 million • $0.52 • 3.51% • 3.64% • ROA: 0.66% • ROE: 5.75% • ROA: 1.00% • ROTCE: 12.32% • 66.1% • 62.1% • 14.1% • 3.51% • 3.53% • ROA: (6.87%) • ROE: (45.36%) • ROA: 0.85% • ROTCE: 5.97% • 87.7% • 59.2% • $6.3 million • ($55.8) million • $6.9 million GAAP Operating (1) GAAP Operating (1)

Strong Track Record of Performance (GAAP) NIM (%) ROA (%) Data as of or for the twelve months ended each respective year, except for Q417 data which is as of or for the three months ended December 31, 2017. ROE (%) Efficiency Ratio (%) 10 72.0% 75.3% 68.5% 66.3% 66.7% 66.1% 2013 2014 2015 2016 2017 Q4 17

Strong Track Record of Performance (Non-GAAP) NIM (FTE) (2) (%) Operating ROA (1) (2) (%) Data as of or for the twelve months ended each respective year , except for Q417 data which is as of or for the three months ended December 31, 2017. (1) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations (2) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” Operating ROTCE (1) (2) (%) Operating Efficiency Ratio (FTE) (1) (2) (%) 11

Diversified and Granular Loan Portfolio Composition by Region Composition by Type Pro Forma Loan Composition at December 31, 2017 - $9.6 Billion Non-Owner Occupied CRE 28% C&D 13% Owner Occupied CRE 13% C&I 11% Residential 1-4 Family 14% Equity LOC 7% Second Mortgages <1% Personal 11% Other 3% Richmond 27% Hampton Roads 15% Rappahannock, Northern Neck, Fredericksburg 19% Northern Virginia 5% Southwest 8% Corporate 11% Out Of State 4% Charlottesville 12% Portfolio Characteristics Duration 1.6 Years Weighted Average Coupon (Tax Equivalent) 4.35% Note: Figures may not total to 100% due to rounding Unaudited balance sheet figures as of 12/31/17 shown on a pro forma basis, excluding purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 12/31/17 12

Relationship-based Commercial Real Estate Lending Pro Forma CRE Composition at December 31, 2017 - $4.0 Billion Unaudited balance sheet figures as of 12/31/17 shown on a pro forma basis, excluding purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 12/31/17 Portfolio Characteristics 10 largest loans 5.8% of CRE portfolio 10 largest loans 2.4% of total loans Duration 1.7 Years Weighted Average Coupon (Tax Equivalent) 4.21% Owner Occupied 32% Retail 13%Office 14% Office Warehouse 8% Hotel, Motel, B&B 7% Special Use 9% Small Mixed Use Building 2% Multifamily 13% Other 2% Richmond 29% Hampton Roads 19% Rappahannock, Northern Neck, Fredericksburg 18% Northern Virginia 5% Southwest 9% Charlottesville 16% Out of State 4% Other < 1% 13 Composition by Region Composition by Type

UNION

Attractive Core Deposit Base

Pro Forma Customer Deposit Composition at December 31, 2017 - $9.4 Billion

Deposit Base Characteristics (1)

- ✓ Cost of deposits - 49 bps
- ✓ 90% core deposits (2)
- ✓ 45% transactional accounts
- ✓ #1 in deposit market share for regional/community banks in Richmond and Charlottesville MSAs and Fredericksburg
- ✓ #2 in deposit market share for regional/community banks in Blacksburg-Christiansburg-Radford MSA

Pro Forma Deposit Composition (1)



Retail Time 11%
Jumbo Time 10%
Savings 7%
Non-interest Bearing 21%
Money Market 27%
NOW 24%

History of Core Deposit Growth (3) ($mm)



CAGR: 9.5% (3)
$5,438
$5,575
$5,730
$5,849
$6,059
$6,183
$6,261
$8,490
$2,120
$6,370
XBKS
UBSH
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17

(1) Unaudited balance sheet figures as of 12/31/17 shown on a pro forma basis, excluding brokered deposits and purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 12/31/17 (2) Core deposits defined as total deposits less jumbo time deposits (3) Compound annual growth rate for UBSH standalone core deposits

14

(1) Unaudited balance sheet figures as of 12/31/17 shown on a pro forma basis, inclusive of preliminary estimated purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 12/31/17, inclusive of DTA writedown (2) Unaudited balance sheet figures as of 9/30/17 shown on a pro forma basis, inclusive of preliminary estimated purchase accounting adjustments, as if the merger with Xenith Bankshares, Inc. had occurred on 9/30/17, inclusive of DTA writedown (3) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures“ (4) Calculated as UBSH’s most recent quarterly dividend per share of $0.21 annualized divided by UBSH per share stock price of $38.80 as of 1/22/18, expressed as a percentage Solid Capital Position Pro Forma Capital Position Regulatory Capital Composition (2) Total Risk Based Capital: $1,332 mm 15 CET1 76% Trust Preferred 9% Sub Debt 12% Tier 2 ALLL 3%TCE / TA (1) (3) 8.9% CET1 Ratio (2) 9.6% Tier 1 Capital Ratio (2) 10.7% Total Capital Ratio (2) 12.5% Leverage Ratio (2) 9.4% CRE / Total Risk-Based Capital (2) 313% Dividend Yield (4) 2.2%

• Increase Commercial lending growth (Commercial & Industrial + Owner Occupied Real Estate) in order to better balance the total loan portfolio over time • Grow fee-based products and services • Achieve and sustain top tier financial performance • Invest in talent, develop a culture of coaching and development, and align total rewards with corporate goals and objectives • Leverage commercial expertise and new market opportunities • Achieve cost saves and successful conversion • Create differentiated client experiences that make banking easier • Continue to build our brand in existing and new geographies • Fund loan growth with deposit growth; attain a 95% loan to deposit ratio over time • Grow core deposits with particular focus on increasing commercial and small business operating accounts • Leverage technology to lower cost, improve quality and support growth • Build scalable, replicable processes Manage to Higher Levels of Performance Diversify Loan Portfolio and Revenue Streams Integrate Xenith Create a More Enduring and Distinctive Brand Grow Core Funding Improve Efficiency 16 Union’s 2018 Strategic Priorities

(1) Under federal corporate income tax rate of 21.0% Financial Targets Financial Targets (1) ROA ROTCE Efficiency Ratio 1.3% - 1.5% 15% - 17% < 55% Committed to top-tier financial performance 17 • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • Adjusted for 21% federal corporate tax rate

Investment Highlights The Right Scale The Right Markets The Right Team The Right Targets • Deep team with broad experience • Experience in M&A integration • Attractive destination for top tier talent • Targeting top tier performance • ROA: 1.3% - 1.5% • ROTCE: 15% - 17% • $13 billion in assets • Strong market share • Extensive product mix, enhanced C&I focus • Growing, economically diversified • Presence across state • Scale in the sizable Richmond and Hampton Roads markets 18

Appendix

Executive Management Team John C. Asbury President & CEO  1 year at Union  25+ years of experience in the banking industry, primarily at Bank of America and Regions Bank  Former President and CEO of First National Bank of Santa Fe Robert M. Gorman Executive Vice President & CFO  5 years at Union  25+ years of experience in the banking industry  Former Senior Vice President at SunTrust Banks, Inc. David V. Ring Executive Vice President, Commercial Banking Executive  Recently hired by Union  25+ years of experience in the banking industry  Former Head of Commercial Banking – Atlantic Region at Wells Fargo John G. Stallings President, Union Bank & Trust  Recently hired by Union  25+ years of experience in the banking industry  Former CEO – Virginia Division at SunTrust Banks, Inc. 20 David G. Bilko Executive Vice President, Chief Risk Officer  4 years at Union  25+ years of experience in the banking industry  Former Chief Audit Executive at SunTrust Banks, Inc. M. Dean Brown Executive Vice President, Chief Information Officer  3 years at Union  25+ years of experience in the banking industry  Former Chief Information Officer for Capital One Health Care Finance Loreen A. LaGatta Executive Vice President, Chief Human Resource Officer  6 years at Union  20+ years of experience in the banking industry  Human Resources at Citigroup and Capital One

Diversification Core Funding Efficiency Ratio Crossing $10 Billion in Assets Xenith Acquisition Achieved Our 2017 Priorities Target Results • Loan portfolio • Revenue streams • Lowered CRE concentration and increased C&I portfolio • Added dedicated C&I team in Northern Virginia and Richmond with opportunity in Hampton Roads, Raleigh and Baltimore • Pace loans with deposits • Target 95% L/D ratio • Drive Efficiency Ratio to < 60% • More revenue + lower cost structure • Finalize preparations • Lowered loan / deposit ratio • Expanded commercial deposit opportunity • Significantly bolstered retail presence in Hampton Roads • Expected efficiency ratio below 60% after cost savings are realized • Efficiently crossed from a financial perspective • Infrastructure build completed creating opportunities for operating leverage 21

Delivering the Xenith Economics  Closed January 1, 2018  Focus on seamless transition with systems conversion targeted for May 2018  Leveraging experience of successful conversions and integrations at both companies  Continued focus on customer experience, retention and growth 2018 Focus on Successful Integration 40% Cost Savings + Revenue Initiatives Ramping  Savings target of 40% of the Xenith expense base, or approximately $28 million, expected to be fully realized in 2019  Intense focus on expanding C&I platform across Virginia, which has included several key new hires  More intentional focus on gathering commercial deposits, with banker incentives aligned accordingly  Announced May 22, 2017  Nearly all commercial bankers met by Union managmenet in 6 hours post announcement  Multiple town hall meetings  Employee retention targets currently met Post Announcement 22

(1) Estimated financial impact is presented solely for illustrative purposes using mean analyst estimates. Includes purchase accounting marks and deal related expenses (2) Projected bank level total capital 23 Estimated Pro Forma Financial Metrics Key Xenith Acquisition Impacts to UBSH (1) 2018E & 2019E EPS Accretion IRR Initial Tangible Book Value Impact Tangible Book Value Earnback Period Capital Ratios TCE/ TA Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Ratio Total Risk-Based Ratio Loan Concentration Ratios (2) C&D / Total Capital CRE / Total Capital Accretive > 20% Accretive None 9.2% 9.6% 9.7% 10.8% 12.6% 8.9% 9.5% 9.5% 10.7% 12.5% 8.5% 9.4% 9.3% 10.5% 12.3% 83% 296% 84% 300% 85% 303% Pro Forma at Close 35% Federal Corporate Tax Rate: 25% 15% Mid single-digit > 20% Minimal Dilution 2.00 years Mid single-digit > 20% Mid single-digit Dilution 3.75 years 35% Federal Corporate Tax Rate: 25% 15%

Strong Credit Quality Dollars in thousands Data as of 12/31/17 24 UBSH XBKS Asset Quality Summary Nonaccrual Loans $21,743 $19,637 Other Real Estate 6,636 4,214 Renegotiated Loans 17,402 20,501 90+ Days Delinquent 3,532 -- Total Nonperforming Assets & 90+PD $49,313 $44,352 NPLs / Loans 0.30% 0.79% NPAs + 90PD / Assets 0.53% 1.36% ALLL / Total Loans 0.54% 0.67% Summary Asset Quality Information

Data as of 12/31/17 (1) Excludes unvested restricted stock awards Reconciliation of Non-GAAP Disclosures 25 Tangible Common Equity (Dollars in thousands) Union (As Reported) Xenith (As Reported) Merger Pro Forma Adjustments Pro Forma Combined Actual shareholders’ equity (GAAP) $1,046,329 $429,741 $356,970 $1,833,040 Intangibles 313,331 30,192 407,822 751,345 Actual tangible shareholders’ equity (non-GAAP) $732,998 $399,549 $1,081,695 Actual total assets (GAAP) $9,315,179 $3,270,726 $382,031 $12,967,936 Intangibles 313,331 30,192 407,822 751,345 Actual tangible assets (non-GAAP) $9,001,848 $3,240,534 $12,216,591 Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 11.23% 13.14% 14.14 % Effect of adjustment for intangible assets 3.09 0.81 5.29 Tangible common equity ratio (non-GAAP) 8.14 12.33 8.85 Tangible Book Value Per Share (Dollars in thousands) Union (As Reported) Union (Pro Forma) Actual shareholders’ equity (GAAP) $1,046,329 $1,833,040 Intangibles 313,331 751,345 Actual tangible shareholders’ equity (non-GAAP) $732,998 $1,081,695 Common Shares (1) 43,416,541 65,418,045 Book Value Per Share $24.10 $28.02 Tangible Book Value Per Share $16.88 $16.54

Reconciliation of Non-GAAP Disclosures 26 Net Operating Income Return on Assets (ROA) Union Standalone Xenith Union For the Twelve Months Ended 12/31 (Dollars in thousands) 2013 2014 2015 2016 2017 Three Months Ended 12/31/17 Average assets (GAAP) $4,051,850 $7,250,494 $7,492,895 $8,046,305 $8,820,142 $3,223,346 $9,085,211 Net income (loss) (GAAP) $34,366 $52,164 $67,079 $77,476 $72,923 ($55,822) $15,185 Net operating earnings (non-GAAP) $36,408 $65,888 $67,079 $77,476 $83,578 $6,889 $22,821 ROA (GAAP) 0.85% 0.72% 0.90% 0.96% 0.83% (6.87%) 0.66% Operating ROA (non-GAAP) 0.90% 0.91% 0.90% 0.96% 0.95% 0.85% 1.00% Union Standalone Xenith Union For the Twelve Months Ended 12/31 (Dollars in thousands) 2013 2014 2015 2016 2017 Three Months Ended 12/31/17 Net income (loss) (GAAP) $34,366 $52,164 $67,079 $77,476 $72,923 ($55,822) $15,185 Plus: Merger-related costs, net of tax 2,042 13,724 - - 4,405 5,511 1,386 Plus: Nonrecurring tax expenses - - - - $6,250 $57,200 $6,250 Net operating earnings (non-GAAP) $36,408 $65,888 $67,079 $77,476 $83,578 $6,889 $22,821 Weighted avg. common shares out., diluted 43,816,018 EPS (GAAP) $0.35 Operating EPS (non-GAAP) $0.52

UNION

Reconciliation of Non-GAAP Disclosures

Net Interest Margin

(Dollars in thousands)	Union Standalone — For the Twelve Months Ended 12/31 2013	2014	2015	2016	2017	Xenith — Three Months Ended 12/31/17	Union — Three Months Ended 12/31/17
Net interest income (GAAP)	$151,626	$255,018	$251,834	$265,150	$280,157	$25,588	$73,392
FTE adjustment	5,256	8,127	9,079	10,244	10,617	166	2,781
Net interest income (FTE) (non-GAAP)	$156,882	$263,145	$260,913	$275,394	$290,774	$25,754	$76,173
Average earning assets	$3,716,849	$6,437,681	$6,713,239	$7,249,090	$8,016,311	$2,891,879	$8,293,366
Net interest margin (GAAP)	4.08%	3.96%	3.75%	3.66%	3.49%	3.51%	3.51%
Net interest margin (FTE) (non-GAAP)	4.22%	4.09%	3.89%	3.80%	3.63%	3.53%	3.64%

Return on Tangible Common Equity (ROTCE)

(Dollars in thousands)	Union Standalone — For the Twelve Months Ended 12/31 2013	2014	2015	2016	2017	Xenith — Three Months Ended 12/31/17	Union — Three Months Ended 12/31/17
Average equity (GAAP)	$435,635	$983,727	$991,977	$994,785	$1,030,847	$488,269	$1,048,632
Less: Average intangibles	73,205	333,495	320,906	318,131	315,722	30,267	313,785
Average tangible common equity (non-GAAP)	$362,430	$650,232	$671,071	$676,654	$715,125	$458,002	$734,847
Net income (loss) (GAAP)	$34,366	$52,164	$67,079	$77,476	$72,923	($55,822)	$15,185
Net operating earnings (non-GAAP)	$36,408	$65,888	$67,079	$77,476	$83,578	$6,889	$22,821
ROE (GAAP)	7.89%	5.30%	6.76%	7.79%	7.07%	(45.36%)	5.75%
ROTCE (non-GAAP)	9.48%	8.02%	10.00%	11.45%	10.20%	(48.36%)	8.20%
Operating ROTCE (non-GAAP)	10.05%	10.13%	10.00%	11.45%	11.69%	5.97%	12.32%

27

Reconciliation of Non-GAAP Disclosures 28 Efficiency Ratio Union Standalone Xenith Union For the Twelve Months Ended 12/31 (Dollars in thousands) 2013 2014 2015 2016 2017 Three Months Ended 12/31/17 Noninterest expense (GAAP) $137,047 $238,216 $216,882 $222,703 $234,765 $25,557 $59,944 Less: Merger-related costs 2,132 20,345 - - 5,393 8,214 1,917 Operating noninterest expense (non-GAAP) $134,915 $217,871 $216,882 $222,703 $229,372 $17,343 $58,027 Noninterest income (GAAP) $38,728 $61,287 $65,007 $70,907 $71,674 $3,563 $17,243 Net interest income (FTE) (non-GAAP) $156,882 $263,145 $260,913 $275,394 $290,774 $25,754 $76,173 Efficiency ratio (GAAP) 72.0% 75.3% 68.5% 66.3% 66.7% 87.7% 66.1% Efficiency ratio (FTE) (non-GAAP) 70.1% 73.4% 66.5% 64.3% 64.8% 87.2% 64.2% Operating eff iciency ratio (FTE) (non-GAAP) 69.0% 67.2% 66.5% 64.3% 63.3% 59.2% 62.1%